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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 8, 2005

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-13711               13-3429953
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

 4211 W. Boy Scout Boulevard, Tampa, Florida                    33607
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On November 8, 2005, Walter Industries, Inc. (the "Company") issued a press release announcing that Company Senior Vice President and Controller Jeffery W. Sprick has been named Chief Financial Officer of its subsidiaries, Mueller Water Products, LLC and Mueller Group, LLC. The Company also announced that William F. Ohrt, Executive Vice President and Chief Financial Officer of the Company will assume Mr. Sprick's responsibilities as principal accounting officer at the Company until such time as a successor is named. The press release announcing these developments is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed herewith:

(c)         Exhibits

99.1        Press Release dated November 8, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WALTER INDUSTRIES, INC.


                                           By:     /s/ Victor P. Patrick
                                                   ---------------------------
                                           Title:  Victor P. Patrick
                                                   Sr. Vice President,
                                                   General Counsel and Secretary

Date: November 8, 2005

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Exhibit (99.1)       Press release dated November 8, 2005, Walter Industries
                     Names Jeffery W. Sprick Chief Financial Officer of Water Products Business